MARCH 23, 2004

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            PRELIMINARY SUMMARY OF TERMS AND COMPUTATIONAL MATERIALS
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                         GMAC MORTGAGE [GRAPHIC OMITTED]


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                      GMACM HOME EQUITY LOAN TRUST 2004-HE2
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                           $711,571,000 (APPROXIMATE)
                          SUBJECT TO A +/- 10% VARIANCE

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              RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. (DEPOSITOR)
                 GMAC MORTGAGE CORPORATION (SELLER AND SERVICER)
                 GMACM HOME EQUITY LOAN TRUST 2004-HE2 (ISSUER)
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                              GMAC RFC SECURITIES

    ANY TRANSACTIONS IN THE CERTIFICATES WILL BE EFFECTED THROUGH RESIDENTIAL FUNDING SECURITIES CORPORATION.


--------------------------------------------------------------------------------
This Information was prepared by Lehman Brothers, Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION


The information herein has been provided solely by Residential Funding Securities Corporation ("RFSC") based on information with respect to the mortgage loans provided by GMAC Mortgage Corporation ("GMACM") and its affiliates. RFSC is a wholly owned subsidiary of Residential Funding Corporation ("RFC"). Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.

The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commissions (SEC). All assumptions and information in this report reflect RFSC's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.

Further, RFSC does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. RFSC (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.

In addition, RFSC may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement.

Finally, RFSC has not addressed the legal, accounting and tax implications of the analysis with respect to you, and RFSC strongly urges you to seek advice from your counsel, accountant and tax advisor.

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                      GMACM HOME EQUITY LOAN TRUST 2004-HE2
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                         TO 10% OPTIONAL TERMINATION (1)
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

                                       Est.   Est.   Expected   Stated  Expected
                                              Prin.
          Approx. WAL Window Final Final Ratings Class Size (2) Type BMark (yrs)
 (mos) Maturity Maturity (3) (S&P/Moody's)

A-1                0Floating   1 mo.   1.00             4/25/06       9/25/29        AAA/Aaa
         413,512,00    (4)       LI           1 - 25
A-2                0Fixed (5)  Swaps   3.00   25 -     12/25/08       9/25/29        AAA/Aaa
         152,854,00                             57
A-3                 Fixed (5)  Swaps   5.37   57 -     10/25/09       9/25/29        AAA/Aaa
         34,022,000                             67
A-4                 Fixed (5)  Swaps   5.16   41 -     10/25/09       9/25/29        AAA/Aaa
         66,710,000                             67
M-1                 Fixed (5)  Swaps   4.01   37 -     10/25/09       9/25/29        AA/Aa1
         37,358,000                             67
M-2                 Fixed (5)  Swaps   3.60   37 -      4/25/09       9/25/29        AA-/Aa2
         7,115,000                              61
A-IO     Notional   Fixed (7)   N/A    1.95             9/25/06       9/25/06        AAA/Aaa
               (6)                            6 - 30

-------- ---------- ---------- ------- ------ ------- ------------ -------------- --------------

------------------------------------------------------------------------------------------------
                                   TO MATURITY
------------------------------------------------------------------------------------------------
                     Coupon            Est.   Est.     Expected       Stated        Expected
                                      Prin.
          Approx.                      WAL    Window     Final         Final         Ratings
 Class   Size (2)              BMark   (yrs)  (mos)    Maturity    Maturity (3)   (S&P/Moody's)

A-1                0Floating   1 mo.   1.00             4/25/06       9/25/29        AAA/Aaa
         413,512,00    (4)       LI           1 - 25
A-2                0Fixed      Swaps   3.00   25 -     12/25/08       9/25/29        AAA/Aaa
         152,854,00    (5)                      57
A-3                 Fixed      Swaps   6.92   57 -      6/25/16       9/25/29        AAA/Aaa
         34,022,000    (5)                     147
A-4                 Fixed      Swaps   6.21   41 -      4/25/16       9/25/29        AAA/Aaa
         66,710,000    (5)                     145
M-1                 Fixed (5)  Swaps   4.20   37 -      3/25/12       9/25/29        AA/Aa1
         37,358,000                             96
M-2                 Fixed (5)  Swaps   3.60   37 -      4/25/09       9/25/29        AA-/Aa2
         7,115,000                              61
A-IO     Notional   Fixed (7)   N/A    1.95             9/25/06       9/25/06        AAA/Aaa
               (6)                            6 - 30

-------- ---------- ---------- ------- ------ ------- ------------ -------------- --------------

------------------------ -----------------------------------------------------------------------
Prepayment Pricing          Prepayment Speed (CPR)           Months
                            ------------------------------------------------
Speed Assumption            12% to 35% ramp                  1 to 12
                            35%                              13 to 24
                            35% to 30% ramp                  25 to 36
                            30%                              37 and greater
------------------------ -----------------------------------------------------------------------

(1) The notes are priced to 10% clean-up call. The margin on the Class A-1 notes will increase to two times the original margin if the 10% clean-up call is not exercised. The coupon on the Class A-2, A-3 & Class A-4 notes will increase by 0.50% per annum if the 10% clean-up call is not exercised. The coupon on the Class M-1 & Class M-2 notes will increase by 0.75% per annum if the 10% clean-up call is not exercised.
(2) Subject to a 10% variance.
(3) For the stated final maturity of the notes, it was assumed that the final scheduled maturity date would be the payment date in the sixth month following the maturity date of the mortgage loan with the latest maturity date. For the Class A-IO notes, the final scheduled maturity refers to the final payment of interest, as this class is not entitled to principal. Due to losses and prepayments on the mortgage loans, the actual final payment date on each class of notes may occur substantially earlier or later than the dates listed above.
(4) The Class A-1 note rate will be equal to the least of (i) One-Month LIBOR plus the applicable margin, (ii) the Class A-1 Net Funds Cap Rate and (iii) 12.00% per annum, based on an actual/360 day count. The "Class A-1 Net Funds Cap Rate" is defined herein.
(5) The Class A-2, A-3, A-4, M-1 and M-2 note rates will be equal to the lesser of (i) a fixed rate determined at pricing and (ii) the Net WAC Cap Rate. The "Net WAC Cap Rate" is equal to the weighted average of the net loan rates on the mortgage loans, adjusted for the interest payable on the Class A-IO notes.
(6) Notional balance: as described in the definition of Notional Amount set forth below.

(7) 6.00% per annum, payable monthly, until the 30th payment date; thereafter 0.00% per annum. The Class A-IO Notes are further capped by available funds.

Issuer:                 GMACM Home Equity Loan Trust 2004-HE2

Offered Securities  Depositor:  GMACM Home Equity Loan-Backed Term Notes, Series
     2004-HE2 Residential Asset Mortgage Products, Inc.


Sellers and Servicer: GMAC Mortgage Corporation ("GMACM"), a Pennsylvania corporation, originated or acquired most of the mortgage loans. The remainder of the mortgage loans were originated or acquired by GMAC Bank, a federal savings bank and an affiliate of GMACM and subsequently sold to GMACM. GMACM will be the seller of most of the initial mortgage loans and is expected to be the seller of most of the subsequent mortgage loans. The remainder of the initial mortgage loans and the remainder of the subsequent mortgage loans will be sold to the issuer by a trust or trusts established by an affiliate of GMACM, which in turn acquired the mortgage loans from GMACM or GMAC Bank. GMACM will also be the servicer of the mortgage loans. The Servicer will be obligated to service the mortgage loans pursuant to the servicing agreement to be dated as of the Closing Date, among the servicer, the issuer and the indenture trustee.

Indenture Trustee: Wells Fargo Bank, N.A. (the "Indenture Trustee").

Owner Trustee: Wilmington Trust Company.

Pool Insurance:  The trust will  purchase  a pool  insurance  policy  (the "Pool
     Policy") from Old Republic Insurance Company ("Old Republic"), which will provide coverage up to an amount generally equal to 10% of the Cut-Off Date balance of the loans covered under the Pool Policy. As of the Cut-Off Date, 94.29% of the mortgage loans are covered under the Pool Policy. The amount of coverage outstanding on the Pool Policy on any Payment Date (the "Undrawn Pool Policy Balance") will be equal to the initial coverage amount minus any claims which have been paid out in respect of the policy.

Rating Agencies:        Moody's & S&P

Co-Lead Underwriters:   Lehman Brothers and RBS Greenwich Capital

Co-Manager:             Residential Funding Securities Corporation ("RFSC")

Cut-Off Date:           March 1, 2004

Pricing Date:           On or about March 23, 2004

Closing Date:           On or about March 30, 2004

The Notes: Approximately $711,571,000 Home Equity Loan-Backed Term Notes, Series 2004-HE2, are being offered (the "Notes"). The Notes will be issued pursuant to an indenture to be dated as of March 30, 2004, between the Issuer and the Indenture Trustee.

Payment Date: The 25th day of each month, or, if that day is not a business day, the next business day, beginning on April 26, 2004.

Form of Registration: Book-entry form, same day funds through DTC and Euroclear.

The Trust The depositor will establish the GMACM Home Equity Loan Trust 2004-HE2, a Delaware business trust, to issue the notes. The assets of the trust will include the mortgage loans and related assets. In addition to the mortgage loans conveyed to the trust on the Closing Date, the property of the trust will include cash on deposit in certain accounts, including the pre-funding account and other collections on the mortgage loans. The trust will also include a mortgage pool insurance policy from Old Republic.


Mortgage Loan Pool: Unless we indicate otherwise, the statistical information we present in these computational materials is approximate and reflects the initial pool of mortgage loans as of the Cut-Off Date. The initial pool of mortgage loans will consist of closed-end, fixed rate, home equity loans expected to have an aggregate outstanding principal balance as of the Cut-Off Date of $533,678,884.37.

     Approximately 84.4% of the initial mortgage loans (by aggregate principal balance as of the Cut-Off Date) are secured by second mortgages or deeds of trust and the remainder are secured by first mortgages or deeds of trust. The initial mortgage loans provide for substantially equal payments in an amount sufficient to amortize the principal balance of the mortgage loans over their terms, except for some of the initial mortgage loans which have balloon amounts due at maturity.

Prefunding: On the Closing Date, approximately $177,892,961.49 will be deposited into an account designated the "pre-funding account". This amount will be funded from the proceeds of the sale of the notes. During the pre-funding period, funds on deposit in the pre-funding account will be used by the issuer to buy mortgage loans from the sellers from time to time. The pre-funding period will be the period from the Closing Date to the earliest of (i) the date on which the amount on deposit in the pre-funding account is less than $50,000, (ii) June 24, 2004 and (iii) the occurrence of a servicer default under the servicing agreement. The mortgage loans sold to the trust after the Closing Date will conform to certain specified characteristics.

     Amounts on deposit in the pre-funding account will be invested in permitted investments as specified in the Indenture. Any amounts remaining in the pre-funding account at the end of the pre-funding period will be used to make principal payments on the notes other than the Class A-IO notes.

Capitalized Interest Account: On the Closing Date, part of the proceeds of the sale of the notes will be deposited into an account designated the "capitalized interest account," which will be held by the indenture trustee. Amounts on deposit in the capitalized interest account will be withdrawn on each payment date during the pre-funding period to cover any shortfall in interest payments on the notes due to the pre-funding feature during the pre-funding period. Any amounts remaining in the capitalized interest account at the end of the pre-funding period will be paid to GMACM.

DelayDays: Class A-2, Class A-3, Class A-4, Class A-IO, Class M-1 and Class M-2 notes: 24 days.

                        Class A-1 notes: 0 days.

Day Count: Class A-2, Class A-3, Class A-4, Class A-IO, Class M-1 and Class M-2 notes: 30/360.

                        Class A-1 notes: Actual/360.

Interest Accrual:  Class A-2, Class A-3,  Class A-4,  Class A-IO,  Class M-1 and
     Class M-2 notes: interest accrues during the calendar month preceding the month of distribution.

     Class A-1 notes: interest accrues from the last Payment Date (or the Closing Date in the case of the first Payment Date) through the day preceding the current Payment Date.

Note Rate:  The Class A-1 note rate will be equal to the least of (a)  One-month
     LIBOR plus the  applicable  margin (b) the Class A-1 Net Funds Cap Rate and
     (c) 12.00% per annum. The Class A-2, A-3, A-4, M-1 and M-2 note rates will be equal to the lesser of (i) a fixed rate determined at pricing and (ii) the Net WAC Cap Rate.\

     The Class A-IO note rate will equal 6.00% per annum, payable monthly, until the 30th payment date; thereafter 0.00% per annum.

     The Class A-IO Notes are further capped by available funds. With respect to any mortgage loan, the per annum mortgage rate thereon


Net Mortgage Rate: minus (i) the per annum rates at which the Servicing Fee is paid and (ii) for loans covered by the Pool Policy, the rate at which the premium for the Pool Policy is paid.

Net WAC Cap Rate: The Net WAC Cap Rate, with respect to any payment date, will be equal to the weighted average of the Net Mortgage Rates of the mortgage loans in effect for such payment date, adjusted for the interest payable on the Class A-IO Notes..


ClassA-1 Net Funds Cap Rate:  The Class A-1 Net Funds Cap Rate, for each Payment
     Date, will be the annual rate equal to the product of:


     (y) a fraction, expressed as a percentage, the numerator of which is equal to the excess of (i) the product of (a) the Net Mortgage Rate and (b) the current mortgage loan balance over (ii) the product of (a) 12 and (b) the Class A-2, Class A-3, Class A-4, Class M-1, Class M-2 and Class A-IO accrued and unpaid interest due, and the denominator of which is equal to the principal balance of the Class A-1 Notes.

                          and

     (x)a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the accrual period.

Credit Enhancement: The credit enhancement provided for the benefit of the noteholders will consist of:

                          o   Excess Interest;
                          o   Overcollateralization; and
                          o   the Pool Policy

Excess Interest: The weighted average mortgage loan rate is generally expected to be higher than the sum of (a) the Servicing Fee, (b) the weighted average note rate and (c) the premium on the Pool Policy. On each payment date, excess interest generated during the related collection period will be available to cover losses and build Overcollateralization on such payment date.


Overcollateralization:  After the sixth monthly  payment date,  Excess  Interest will be applied, to the extent available, to make accelerated payments of principal on the Notes then entitled to receive payments of principal. Such application will cause the aggregate principal balance of the Notes to amortize more rapidly than the mortgage loans, resulting in overcollateralization.

     Prior to the Stepdown Date, the "Required Overcollateralization Amount" will be equal to 1.00% of the original pool balance (including amounts in the pre-funding account as of the Closing Date).

     On and after the Stepdown Date, the "Required Overcollateralization Amount" will be equal to 2.00% of the then current pool balance. The "Stepdown Date" is the payment date (subject to the satisfaction of certain loss criteria) occurring on the later of:

                            (i) the Payment Date in April 2007 (i.e. on the 37th Payment Date); and (ii) the first Payment Date on which the then current pool balance has been reduced to an amount equal to 50% of the original pool balance (including amounts in the pre-funding account as of the Closing Date).

Overcollateralization Amount: With respect to any Payment Date is equal to the excess of (x) the current pool balance over (y) the aggregate principal balance of the Notes after giving effect to distributions on such Payment Date.

Enhancement Percentage: With respect to any class of Notes and any Payment Date will be the fraction, expressed as a percentage, the numerator of which is the sum of (a) the aggregate principal balance of all Notes subordinate to the related Class, (b) the Overcollateralization Amount (which, for purposes of this definition only, will not be less than zero), and (c) the Undrawn Pool Policy Balance and the denominator of which is the current pool balance, after giving effect to distributions on that Payment Date.


     The "Senior Enhancement Percentage" is the Enhancement Percentage for the Class A-1, Class A-2, Class A-3 and Class A-4 notes, taken in aggregate.

Interest  Payments on the Notes:  Interest  received or advanced on each Payment
     Date will be allocated in the following priority:


1.   To pay the Servicing Fee and the Pool Policy fee;

2. To pay Current Interest and Carryforward Interest to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-IO Notes on a pro rata basis;

3.   To pay Current Interest and Carryforward Interest to Class M-1;

4.   To pay Current Interest and Carryforward Interest to Class M-2;

5. To pay to the Indenture Trustee, previously unreimbursed extraordinary costs, liabilities and expenses, to the extent provided in the Indenture;

6. Any interest remaining after the application of bullets (1) through (5) above ("Excess Interest") for such Payment Date, will be distributed as principal according to the principal paydown rules in effect for that Payment Date, until the Required Overcollateralization Amount has been reached;

7. To pay to the to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-IO Notes on a pro rata basis, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, in proportion to their Basis Risk Shortfall and Unpaid Basis Risk Shortfall Amounts;

8. To pay to the Class M-1 and Class M-2 Notes, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to be paid first to the Class M-1 Notes to their Basis Risk Shortfall and Unpaid Basis Risk Shortfall Amounts, then to the Class M-2 Notes their Basis Risk Shortfall and Unpaid Basis Risk Shortfall Amounts;

9. To pay to the Class M-1 and Class M-2 Notes, any deferred amounts to be paid first to the Class M-1 Notes, then to the Class M-2 Notes; and

10.  To pay remaining amounts to the holder of the certificates.

Current Interest: For any class of notes with respect to any Payment Date will be the aggregate amount of interest accrued at the applicable note rate during the related interest accrual period on the outstanding principal balance of the that class.

Carryforward Interest: For each class of notes for any Payment Date will be the sum of (1) the amount, if any, by which (x) the sum of (A) Current Interest for such class for the immediately preceding Payment Date and (B) any unpaid Carryforward Interest from previous Payment Dates exceeds (y) the amount distributed in respect of interest on such class on such immediately preceding Payment Date, and (2) interest on such amount for the related interest accrual period at the applicable note rate.

BasisRisk  Shortfall:  With respect to each Payment Date, to the extent that (a)
     the amount of interest payable to a class of notes without regard to its Class A-1 Net Funds Cap Rate or its Net WAC Cap Rate, as applicable, exceeds (b) the amount calculated under its Class A-1 Net Funds Cap Rate or its Net WAC Cap Rate, as applicable, (such excess, a "Basis Risk Shortfall"), that class will be entitled to the amount of such Basis Risk Shortfall or Unpaid Basis Risk Shortfall, plus interest thereon at the applicable note rate, before the Certificates are entitled to any distributions. The "Unpaid Basis Risk Shortfall" for any class of notes on any Payment Date will be the aggregate of all Basis Risk Shortfalls for such class of notes for all previous Payment Dates, together with interest thereon at the applicable Interest Rate, less all payments made with respect to such class of notes in respect of such Basis Risk Shortfalls on or prior to such Payment Date.


Notional Amount: With respect to the Class A-IO Notes immediately prior to any Payment Date, the lesser of: (a) the then outstanding pool balance and (b) the applicable amount set forth below:


                        Payment Date                        Notional Amount
                        ---------------------------------------------------
                        April 2004 through September 2004   $94,000,000
                        October 2004 through March 2005             $85,000,000
                        April 2005 through September 2005   $76,000,000
                        October 2005 through March 2006             $62,000,000
                        April 2006 through September 2006   $53,000,000

Principal Payments on the Notes: Prior to the Stepdown Date, and whenever a Trigger Event is in effect, all principal will be paid as follows:


1. to the Class A-4 Notes, the Class A-4 Lockout Distribution Amount (as described below);

2. to the Class A-1, Class A-2, Class A-3 and Class A-4 Notes, sequentially and in that order, until reduced to zero;

3.   to the Class M-1 Notes, until reduced to zero; and

4. to the Class M-2 Notes, until reduced to zero. On or after the Stepdown Date, as long as a Trigger Event is not in effect, principal will be paid as follows:

1.   to the Class A-4 Notes, the Class A-4 Lockout Distribution Amount;


2. to the Class A-1, Class A-2, Class A-3 and Class A-4 Notes, sequentially and in that order, until the Senior Enhancement Percentage is equal to two times the initial Senior Enhancement Percentage;

3. to the Class M-1 Notes, until the Class M-1 Enhancement Percentage is equal to two times the initial Class M-1 Enhancement Percentage; and

4. to the Class M-2 Notes, until the Class M-2 Enhancement Percentage is equal to two times the initial Class M-2 Enhancement Percentage.

ClassA-4 Lockout Distribution Amount: For any monthly payment date, the product of (x) the Class A-4 Lockout Percentage for that monthly payment date and
     (y) the Class A-4 Pro Rata Distribution Amount for that monthly payment date.

ClassA-4 Lockout Percentage: For each monthly payment date, the applicable percentage set forth below:

                        Payment Date                        Lockout Percentage
                        ------------------------------------------------------
                        April 2004 through March 2007         0%
                        April 2007 through March 2009         45%
                        April 2009 through March 2010         80%
                        April 2010 through March 2011         100%
                        April 2011 and thereafter             300%


ClassA-4 Pro Rata Distribution Amount: For any monthly payment date, an amount equal to the product of (x) a fraction, the numerator of which is the Principal Balance of the Class A-4 Notes immediately prior to that monthly payment date and the denominator of which is the aggregate Principal Balance of the notes (not including the notional balance of the Class A-IO notes) immediately prior to that monthly payment date and (y) the principal distribution amount for that monthly payment date.

Trigger Event:  A Trigger  Event will have  occurred with respect to any Payment
     Date if the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding month equals or exceeds [35]% of the Senior Enhancement Percentage for that Payment Date or if Cumulative Realizes Losses exceed the following levels:

                        Payment Date                 Cumulative Loss Percentage
                        -------------------------------------------------------
                        April 2007 through March 2008         3.15%
                        April 2008 through March 2009         4.25%
                        April 2009 through March 2010         5.30%
                        April 2010 through March 2011         6.02%
                        April 2011 and thereafter             6.30%

Rolling Three Month Delinquency Rate: With respect to any Payment Date will be the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Payment Dates) immediately preceding months.

Delinquency Rate: For any month will be the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all mortgage loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate mortgage loan balance as of the close of business on the last day of such month.

Cumulative Realized Losses: With respect to any Payment Date will be equal to the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative realized losses incurred on the mortgage loans from the Cut-off Date through the last day of the related collection period by (y) the balances of the mortgage loans as of Cut-off Date plus any amounts in the pre-funding account as of the Cut-Off Date.

Servicing Fee: The primary compensation to be paid to the Servicer in respect of its servicing activities will be 0.50% per annum, payable monthly.

Advancing: There is generally no required advancing of delinquent principal or interest by the Servicer, the Trustees, or any other entity; provided, however, that the Servicer may advance interest at its discretion and shall be entitled to reimbursement for such advances pursuant to the servicing agreement.

Optional Redemption: A principal payment may be made to redeem the Notes upon the exercise by the Servicer of its option to purchase the mortgage loans in the Trust after the aggregate principal balance of the mortgage loans is reduced to an amount less than 10% of the initial aggregate principal balance of the mortgage loans plus the initial amount deposited in the pre-funding account. The purchase price payable by the Servicer for the mortgage loans will be the sum of:

o the aggregate outstanding principal balance of the mortgage loans, and the fair market value of real estate acquired by foreclosure, plus accrued and unpaid interest thereon at the weighted average of the net loan rates of the mortgage loans through the day preceding the payment date of this purchase; and

o    all amounts due and owing Old Republic.

     The margin on the Class A-1 notes will increase to two times the original margin if the 10% clean-up call is not exercised. The coupon on the Class A-2, A-3 & Class A-4 notes will increase by 0.50% per annum if the 10% clean-up call is not exercised. The coupon on the Class M-1 & -M-2 notes will increase by 0.75% per annum if the 10% clean-up call is not exercised.

Tax Status: The Notes will represent ownership of regular interests in a real estate mortgage investment conduit and will be treated as representing ownership of debt for federal income tax purposes. For federal income tax purposes, the certificates will be the sole residual interest in a real estate mortgage investment conduit.

ERISAEligibility: The Notes may be purchased by employee benefit plans that are subject to ERISA.

SMMEATreatment: The Notes will not constitute "mortgage related securities" for purposes of SMMEA.

Risk Factors: The Prospectus Supplement includes certain risk factors that should be considered in connection with the purchase of the Notes.

SENSITIVITY ANALYSIS TO 10% OPTIONAL TERMINATION



% PPC                              0%            50%            75%           100%          125%           150%

Class A-1
Avg. Life (yrs)                   6.92           1.82          1.28           1.00          0.82           0.70
Modified Duration (yrs)           6.60           1.81          1.28           1.00          0.83           0.70
Window (mos)                     1 - 170        1 - 52        1 - 33         1 - 25        1 - 20         1 - 17
Expected Final Mat.             05/25/18       07/25/08      12/25/06       04/25/06      11/25/05       08/25/05
Yield @ Par (Act/360)             1.22           1.22          1.22           1.22          1.22           1.22

Class A-2
Avg. Life (yrs)                   17.48          6.95          4.43           3.00          2.18           1.77
Modified Duration (yrs)           13.45          6.16          4.08           2.83          2.08           1.70
Window (mos)                    170 - 253      52 - 120       33 - 88       25 - 57        20 - 35        17 - 28
Expected Final Mat.             04/25/25       03/25/14      07/25/11       12/25/08      02/25/07       07/25/06
Yield @ Par (30/360)              2.92           2.91          2.89           2.87          2.84           2.82

Class A-3
Avg. Life (yrs)                   21.07          9.99          7.32           5.37          3.65           2.46
Modified Duration (yrs)           13.47          7.92          6.13           4.69          3.30           2.28
Window (mos)                    253 - 253     120 - 120       88 - 88       57 - 67        35 - 52        28 - 32
Expected Final Mat.             04/25/25       03/25/14      07/25/11       10/25/09      07/25/08       11/25/06
Yield @ Par (30/360)              4.42           4.40          4.39           4.38          4.35           4.31

Class A-4
Avg. Life (yrs)                   9.12           6.81          6.11           5.16          4.26           3.18
Modified Duration (yrs)           7.49           5.86          5.35           4.61          3.87           2.94
Window (mos)                    37 - 253       37 - 120       38 - 88       41 - 67        43 - 52        32 - 41
Expected Final Mat.             04/25/25       03/25/14      07/25/11       10/25/09      07/25/08       08/25/07
Yield @ Par (30/360)              3.75           3.74          3.73           3.73          3.71           3.69

Class M-1
Avg. Life (yrs)                   15.95          6.73          4.91           4.01          3.61           3.38
Modified Duration (yrs)           11.42          5.71          4.33           3.62          3.29           3.10
Window (mos)                    125 - 253      40 - 120       37 - 88       37 - 67        38 - 52        39 - 41
Expected Final Mat.             04/25/25       03/25/14      07/25/11       10/25/09      07/25/08       08/25/07
Yield @ Par (30/360)              4.05           4.03          4.01           4.00          3.99           3.99

Class M-2
Avg. Life (yrs)                   14.99          6.17          4.47           3.60          3.21           3.15
Modified Duration (yrs)           10.91          5.30          3.98           3.27          2.95           2.90
Window (mos)                    125 - 240      40 - 109       37 - 80       37 - 61        37 - 47        37 - 39
Expected Final Mat.             03/25/24       04/25/13      11/25/10       04/25/09      02/25/08       06/25/07
Yield @ Par (30/360)              4.13           4.10          4.09           4.07          4.06           4.06

Class A-IO
Avg. Life (yrs)                   1.95           1.95          1.95           1.95          1.95           1.95
Modified Duration (yrs)           1.11           1.11          1.11           1.11          1.11           1.11
Window (mos)                     6 - 30         6 - 30        6 - 30         6 - 30        6 - 30         6 - 30
Expected Final Mat.             09/25/06       09/25/06      09/25/06       09/25/06      09/25/06       09/25/06
Yield @ 11-00 (30/360)            2.50           2.50          2.50           2.50          2.50           2.50

----------------------------- -------------- ------------- -------------- ------------- -------------- --------------
Assumed closing date of 3/30/04 and assumed first payment date of 4/25/04.  Also assumes a 0.01% per annum trustee fee.



SENSITIVITY ANALYSIS TO MATURITY


% PPC                              0%            50%            75%           100%          125%           150%

Class A-1
Avg. Life (yrs)                   6.92           1.82          1.28           1.00          0.82           0.70
Modified Duration (yrs)           6.60           1.81          1.28           1.00          0.83           0.70
Window (mos)                     1 - 170        1 - 52        1 - 33         1 - 25        1 - 20         1 - 17
Expected Final Mat.             05/25/18       07/25/08      12/25/06       04/25/06      11/25/05       08/25/05
Yield @ Par (Act/360)             1.22           1.22          1.22           1.22          1.22           1.22

Class A-2
Avg. Life (yrs)                   17.64          7.11          4.45           3.00          2.18           1.77
Modified Duration (yrs)           13.54          6.28          4.10           2.83          2.08           1.70
Window (mos)                    170 - 275      52 - 146      33 - 102       25 - 57        20 - 35        17 - 28
Expected Final Mat.             02/25/27       05/25/16      09/25/12       12/25/08      02/25/07       07/25/06
Yield @ Par (30/360)              2.93           2.92          2.89           2.87          2.84           2.82

Class A-3
Avg. Life (yrs)                   23.82         14.64          11.07          6.92          3.67           2.46
Modified Duration (yrs)           14.49         10.53          8.54           5.77          3.31           2.28
Window (mos)                    275 - 296     146 - 238      102 - 181      57 - 147       35 - 55        28 - 32
Expected Final Mat.             11/25/28       01/25/24      04/25/19       06/25/16      10/25/08       11/25/06
Yield @ Par (30/360)              4.46           4.54          4.55           4.48          4.35           4.31

Class A-4
Avg. Life (yrs)                   9.12           6.87          6.42           6.21          5.76           4.33
Modified Duration (yrs)           7.49           5.90          5.57           5.40          5.06           3.90
Window (mos)                    37 - 294       37 - 233      38 - 172       41 - 145      43 - 117        32 - 95
Expected Final Mat.             09/25/28       08/25/23      07/25/18       04/25/16      12/25/13       02/25/12
Yield @ Par (30/360)              3.75           3.74          3.75           3.81          3.85           3.84

Class M-1
Avg. Life (yrs)                   16.19          7.03          5.14           4.20          3.76           3.68
Modified Duration (yrs)           11.52          5.90          4.50           3.76          3.42           3.35
Window (mos)                    125 - 284      40 - 166      37 - 125       37 - 96        38 - 76        39 - 61
Expected Final Mat.             11/25/27       01/25/18      08/25/14       03/25/12      07/25/10       04/25/09
Yield @ Par (30/360)              4.06           4.05          4.04           4.03          4.02           4.05

Class M-2
Avg. Life (yrs)                   14.99          6.17          4.47           3.60          3.21           3.15
Modified Duration (yrs)           10.91          5.30          3.98           3.27          2.95           2.90
Window (mos)                    125 - 240      40 - 109       37 - 80       37 - 61        37 - 47        37 - 39
Expected Final Mat.             03/25/24       04/25/13      11/25/10       04/25/09      02/25/08       06/25/07
Yield @ Par (30/360)              4.13           4.10          4.09           4.07          4.06           4.06

Class A-IO
Avg. Life (yrs)                   1.95           1.95          1.95           1.95          1.95           1.95
Modified Duration (yrs)           1.11           1.11          1.11           1.11          1.11           1.11
Window (mos)                     6 - 30         6 - 30        6 - 30         6 - 30        6 - 30         6 - 30
Expected Final Mat.             09/25/06       09/25/06      09/25/06       09/25/06      09/25/06       09/25/06
Yield @ 11-00 (30/360)            2.50           2.50          2.50           2.50          2.50           2.50

----------------------------- -------------- ------------- -------------- ------------- -------------- --------------
Assumed closing date of 3/30/04 and assumed first payment date of 4/25/04.  Also assumes a 0.01% per annum trustee fee.


                     CLASS A-1 NET FUNDS CAP RATE SCHEDULE (1) (2)

==============================
              CLASS A-1 NET
  PERIOD     FUNDS CAP RATE
                   (%)
            ==================
============
     1            8.477
------------------------------
------------------------------
     2            7.373
------------------------------
------------------------------
     3            7.167
------------------------------
------------------------------
     4            7.445
------------------------------
------------------------------
     5            7.251
------------------------------
------------------------------
     6            7.304
------------------------------
------------------------------
     7            7.783
------------------------------
------------------------------
     8            7.617
------------------------------
------------------------------
     9            7.973
------------------------------
------------------------------
    10            7.828
------------------------------
------------------------------
    11            7.956
------------------------------
------------------------------
    12            8.974
------------------------------
------------------------------
    13            8.544
------------------------------
------------------------------
    14            9.072
------------------------------
------------------------------
    15            9.061
------------------------------
------------------------------
    16            9.715
------------------------------
------------------------------
    17            9.819
------------------------------
------------------------------
    18           10.342
------------------------------
------------------------------
    19           12.271
------------------------------
------------------------------
    20           12.941
------------------------------
------------------------------
    21           14.925
------------------------------
------------------------------
    22           16.721
------------------------------
------------------------------
    23           20.519
------------------------------
------------------------------
    24           31.119
------------------------------
------------------------------
    25           55.160
------------------------------


(1)     Based on 1 month Libor of 20% for each period.

(2) Assumes 100% of the Prepayment Assumption as defined on Page 1. Assumed closing date of 3/30/04 and assumed first payment date of 4/25/04.

                 Collateral  statistics  for the mortgage loans are listed below as of end of business March 1, 2004 (Cut-Off Date)


TOTAL NUMBER OF LOANS                                        15,266.00
TOTAL OUTSTANDING LOAN BALANCE                         $533,678,884.37
CURRENT WA COUPON                                                7.78%
WA SEASONING (MONTHS)                                         5 months
WA REMAINING TERM (MONTHS)                                  204 months
WA CLTV                                                         75.29%
WA JUNIOR RATIO                                                 22.09%
WA CURRENT FICO                                                    698
LIEN POSITION (% FIRST / % JUNIOR)                     15.56% / 84.44%
PROPERTY TYPE
     SINGLE FAMILY
     PUD                                                        82.11%
                                                                 9.58%
     CONDO                                                       6.15%
     2-4 FAMILY                                                  1.77%
OCCUPANCY STATUS
        OWNER OCCUPIED                                          99.46%
GEOGRAPHIC DISTRIBUTION
other states account individually for less              CA      29.47%
than                                                    NY       6.63%
5% of pool balance                                      FL       5.86%
                                                        MA       5.38%
---------------------------------------------- ------------ -----------



                Collateral statistics for the mortgage loans are listed below as of end of business March 1, 2004 (Cut-Off Date)
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
                                  PROPERTY TYPE
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
                                 MORTGAGE                                   % OF GROUP
                                   LOANS     PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-----------------------------------------------------------------------------------------------
Single Family                         12,556        $438,206,122.39                     82.11%
PUD                                    1,396          51,107,950.13                       9.58
Condo                                  1,008          32,833,559.00                       6.15
2-4 Family                               237           9,442,494.22                       1.77
Manufactured Housing                      51           1,580,121.53                       0.30
Townhouse                                 18             508,637.10                       0.10
-----------------------------------------------------------------------------------------------
TOTAL:                                15,266        $533,678,884.37                    100.00%
-----------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
                          SCHEDULED PRINCIPAL BALANCES
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
                               MORTGAGE LOANS                                % OF GROUP
             ($)                              PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------
0.01 - 25,000.00                        6,105        $116,003,489.51                     21.74%
25,000.01 - 50,000.00                   6,847         251,069,404.06                      47.05
50,000.01 - 75,000.00                   1,656          99,991,109.57                      18.74
75,000.01 - 100,000.00                    492          43,271,909.25                       8.11
100,000.01 - 125,000.00                    80           8,867,105.01                       1.66
125,000.01 - 150,000.00                    42           5,898,309.21                       1.11
150,000.01 - 175,000.00                    20           3,338,149.55                       0.63
175,000.01 - 200,000.00                    12           2,300,543.05                       0.43
200,000.01 - 225,000.00                     5           1,064,380.24                       0.20
225,000.01 - 250,000.00                     4             980,952.92                       0.18
275,000.01 - 300,000.00                     3             893,532.00                       0.17
------------------------------------------------------------------------------------------------
TOTAL:                                 15,266        $533,678,884.37                    100.00%
------------------------------------------------------------------------------------------------

Minimum:          $1,653.77
Maximum:          $300,000.00
Average:          $34,958.66



                 Collateral  statistics  for the mortgage loans are listed below as of end of business March 1, 2004 (Cut-Off Date)
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                          COMBINED LOAN-TO-VALUE RATIO
------------------------------------------------------------------------------------------------
                                   MORTGAGE                                  % OF GROUP
              (%)                   LOANS      PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------
0.01 - 40.00                            1,227          $43,550,198.32                     8.16%
40.01 - 50.00                             570           21,876,648.14                      4.10
50.01 - 60.00                             823           30,540,895.33                      5.72
60.01 - 70.00                           1,401           51,006,585.71                      9.56
70.01 - 80.00                           3,484          128,206,781.30                     24.02
80.01 - 90.00                           4,970          161,350,910.85                     30.23
90.01 - 100.00                          2,790           97,134,597.75                     18.20
100.01 +                                    1               12,266.97                      0.00
------------------------------------------------------------------------------------------------
TOTAL:                                 15,266         $533,678,884.37                   100.00%
------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------

Minimum: 1.43%
Maximum: 100.01%
Weighted Average: 75.29%

*All loans failing to meet the 100% CLTV requirement for ERISA eligible subordinate bonds will be dropped prior to closing.


                 Collateral  statistics  for the mortgage loans are listed below as of end of business March 1, 2004 (Cut-Off Date)
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
                                 STATES - TOP 10
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
                                   MORTGAGE                                  % OF GROUP
                                    LOANS      PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
CA                                      3,968         $157,298,229.57                    29.47%
NY                                        861           35,391,415.76                      6.63
FL                                      1,007           31,272,956.74                      5.86
MA                                        707           28,730,390.68                      5.38
NJ                                        563           20,269,783.16                      3.80
TX                                        524           19,581,567.16                      3.67
PA                                        571           18,435,738.15                      3.45
VA                                        531           17,649,029.46                      3.31
MD                                        451           15,259,671.55                      2.86
IL                                        465           14,589,768.38                      2.73
MI                                        458           14,043,612.89                      2.63
GA                                        393           12,062,410.31                      2.26
AZ                                        395           11,622,396.55                      2.18
Other                                   4,372          137,471,914.01                     25.76
------------------------------------------------------------------------------------------------
TOTAL:                                 15,266         $533,678,884.37                   100.00%
------------------------------------------------------------------------------------------------






------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

                 Collateral  statistics  for the mortgage loans are listed below as of end of business March 1, 2004 (Cut-Off Date)
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
                                 JUNIOR RATIO(1)
------------------------------------------------------------------------------------------------
                                   MORTGAGE                                  % OF GROUP
              (%)                   LOANS      PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------
0.001 - 5.000                             137           $1,758,727.54                     0.39%
5.001 - 10.000                          1,629           33,120,115.77                      7.35
10.001 - 15.000                         3,690           98,757,823.52                     21.91
15.001 - 20.000                         3,487          120,314,011.39                     26.70
20.001 - 25.000                         1,793           72,825,727.77                     16.16
25.001 - 30.000                           982           43,259,313.62                      9.60
30.001 - 35.000                           497           24,319,720.22                      5.40
35.001 - 40.000                           316           16,611,731.26                      3.69
40.001 - 45.000                           226           11,736,813.34                      2.60
45.001 - 50.000                           143            6,879,294.04                      1.53
50.001 - 55.000                           104            5,728,736.94                      1.27
55.001 - 60.000                            78            4,248,005.07                      0.94
60.001 - 65.000                            55            2,887,504.89                      0.64
65.001 - 70.000                            43            2,373,898.00                      0.53
70.001 - 75.000                            28            1,581,232.37                      0.35
75.001 - 80.000                            21            1,193,638.90                      0.26
80.001 - 85.000                            21            1,124,701.96                      0.25
85.001 - 90.000                            11              745,281.33                      0.17
90.001 - 95.000                            14              677,520.10                      0.15
95.001 - 100.000                            9              508,734.18                      0.11
------------------------------------------------------------------------------------------------
TOTAL:                                 13,284         $450,652,532.21                   100.00%
------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------

Minimum: 1.01%
Maximum: 98.32%
Weighted Average: 22.09%

(1) The junior ratio of a mortgage loan is the ratio (expressed as a percentage) of the outstanding balance of such mortgage loan to the sum of such outstanding balance and the outstanding balance of any senior mortgage computed as of the date such mortgage loan is underwritten. The junior ratio includes only the initial aggregate HELs secured by second liens.


-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

                 Collateral  statistics  for the mortgage loans are listed below as of end of business March 1, 2004 (Cut-Off Date)
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
                                 MORTGAGE RATES
-------------------------------------------------------------------------------------------------
                                  MORTGAGE                                    % OF GROUP
              (%)                   LOANS      PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
                                -----------------------------------------------------------------
-------------------------------------------------------------------------------------------------
0.00 - 4.000                                2              $19,843.35                      0.00%
4.001 - 5.000                               5              193,970.84                       0.04
5.001 - 6.000                             202           10,356,331.68                       1.94
6.001 - 7.000                           3,956          146,531,847.34                      27.46
7.001 - 8.000                           5,807          210,667,128.24                      39.47
8.001 - 9.000                           2,872           92,462,615.12                      17.33
9.001 - 10.000                          1,213           38,831,525.16                       7.28
10.001 - 11.000                           736           21,307,920.69                       3.99
11.001 - 12.000                           352           10,068,844.97                       1.89
12.001 - 13.000                           119            3,181,483.61                       0.60
13.001 - 14.000                             1               19,220.21                       0.00
15.001 - 16.000                             1               38,153.16                       0.01
-------------------------------------------------------------------------------------------------
TOTAL:                                 15,266         $533,678,884.37                    100.00%
-------------------------------------------------------------------------------------------------


Minimum: 3.88%
Maximum: 15.28%
Weighted Average: 7.78%




-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

                 Collateral  statistics  for the mortgage loans are listed below as of end of business March 1, 2004 (Cut-Off Date)
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
                       REMAINING TERMS TO STATED MATURITY
-------------------------------------------------------------------------------------------------
                                   MORTGAGE                                   % OF GROUP
            (MONTHS)                LOANS      PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
1 - 60                                    505          $11,896,526.50                      2.23%
61 - 120                                3,248           94,674,287.66                      17.74
121 - 180                               6,703          230,777,152.37                      43.24
181 - 240                                 486           18,599,769.58                       3.49
241 - 300                               4,324          177,731,148.26                      33.30
-------------------------------------------------------------------------------------------------
TOTAL:                                 15,266         $533,678,884.37                    100.00%
-------------------------------------------------------------------------------------------------

Minimum: 37
Maximum: 300
Weighted Average: 204



-------------------------------------------------------------------------------------------------
                                  LIEN POSITION
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
                                        MORTGAGE                               % OF GROUP
                                          LOANS    PRINCIPAL BALANCE ($)    PRINCIPAL BALANCE
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
1st Lien                                     1,982        $83,026,352.16                  15.56%
2nd Lien                                    13,284        450,652,532.21                   84.44
-------------------------------------------------------------------------------------------------
TOTAL:                                      15,266       $533,678,884.37                 100.00%
-------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------

                Collateral statistics for the mortgage loans are listed below as of end of business March 1, 2004 (Cut-Off Date)
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
                              DEBT-TO-INCOME RATIO
----------------------------------------------------------------------------------------------
                                MORTGAGE                                   % OF GROUP
                                  LOANS     PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
0.001 - 10.000                          169          $5,301,394.25                      0.99%
10.001 - 20.000                         943          33,150,501.36                       6.21
20.001 - 30.000                       2,920          97,829,745.75                      18.33
30.001 - 40.000                       5,121         176,674,249.54                      33.10
40.001 - 50.000                       5,298         190,689,117.69                      35.73
50.001 - 60.000                         612          23,044,641.06                       4.32
60.001 +                                203           6,989,234.72                       1.31
----------------------------------------------------------------------------------------------
TOTAL:                               15,266        $533,678,884.37                    100.00%
----------------------------------------------------------------------------------------------

Minimum: 2.00%
Maximum: 75.00%
Weighted Average: 37.04%


-------------------------------------------------------------------------------------------------
                               DOCUMENTATION TYPE
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
                                        MORTGAGE                               % OF GROUP
                                          LOANS    PRINCIPAL BALANCE ($)    PRINCIPAL BALANCE
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
STANDARD                                    14,869       $520,201,932.80                  97.47%
FAMILY FIRST DIRECT                            223          7,627,138.39                    1.43
GM EXPANDED FAMILY                              31          1,269,666.68                    0.24
SUPER EXPRESS                                   37            988,337.57                    0.19
SELECT                                          22            862,586.85                    0.16
NINA                                            26            771,888.60                    0.14
STATED INCOME                                   21            683,746.67                    0.13
ALTERNATIVE                                     12            452,237.58                    0.08
NIV                                             13            407,558.06                    0.08
RELOCATION                                       3            150,029.72                    0.03
EXPRESS                                          4            142,970.66                    0.03
STREAMLINE                                       5            120,790.79                    0.02
-------------------------------------------------------------------------------------------------
TOTAL:                                      15,266       $533,678,884.37                 100.00%
-------------------------------------------------------------------------------------------------






-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

                Collateral statistics for the mortgage loans are listed below as of end of business March 1, 2004 (Cut-Off Date)
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                  LOAN PURPOSE
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
                                 MORTGAGE                                   % OF GROUP
                                   LOANS     PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Cash Out Refinance                     7,099        $246,259,788.56                     46.14%
Debt Consolidation                     4,976         177,434,711.41                      33.25
Purchase                               1,254          41,619,782.40                       7.80
Rate/Term Refinance                      949          35,182,784.51                       6.59
Home Improvement                         988          33,181,817.49                       6.22
-----------------------------------------------------------------------------------------------
TOTAL:                                15,266        $533,678,884.37                    100.00%
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
                                 OCCUPANCY TYPE
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
                                 MORTGAGE                                   % OF GROUP
                                   LOANS     PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Primary Home                          15,181        $530,778,347.71                     99.46%
Second Home                               85           2,900,536.66                       0.54
-----------------------------------------------------------------------------------------------
TOTAL:                                15,266        $533,678,884.37                    100.00%
-----------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

                Collateral statistics for the mortgage loans are listed below as of end of business March 1, 2004 (Cut-Off Date)
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                 ORIGINATIONYEAR
-----------------------------------------------------------------------------------------------
                                 MORTGAGE                                   % OF GROUP
                                   LOANS     PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
1997                                       1              $1,653.77                      0.00%
2000                                       4             135,816.42                       0.03
2001                                      37           1,442,631.10                       0.27
2002                                     502          16,492,022.30                       3.09
2003                                  10,984         384,218,003.90                      71.99
2004                                   3,738         131,388,756.88                      24.62
-----------------------------------------------------------------------------------------------
TOTAL:                                15,266        $533,678,884.37                    100.00%
-----------------------------------------------------------------------------------------------






-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

                Collateral statistics for the mortgage loans are listed below as of end of business March 1, 2004 (Cut-Off Date)
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                   FICO SCORES
-----------------------------------------------------------------------------------------------
                                 MORTGAGE                                   % OF GROUP
                                   LOANS     PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
548 - 559                                  4             $83,793.83                      0.02%
560 - 579                                 15             486,772.30                       0.09
580 - 599                                537          15,715,373.77                       2.94
600 - 619                                740          21,525,728.21                       4.03
620 - 639                              1,467          46,957,326.30                       8.80
640 - 659                              1,711          58,154,322.94                      10.90
660 - 679                              1,783          60,968,647.24                      11.42
680 - 699                              1,898          68,052,961.78                      12.75
700 - 719                              1,763          66,733,593.75                      12.50
720 - 739                              1,623          60,534,615.26                      11.34
740 - 759                              1,475          53,452,582.55                      10.02
760 - 779                              1,247          45,289,391.27                       8.49
780 - 799                                803          28,878,770.54                       5.41
800 - 819                                197           6,758,750.58                       1.27
820 - 839                                  2              68,816.09                       0.01
880 - 899                                  1              17,437.96                       0.00
-----------------------------------------------------------------------------------------------
TOTAL:                                15,266        $533,678,884.37                    100.00%
-----------------------------------------------------------------------------------------------

Minimum: 548
Maximum: 888
Weighted Average: 698

*Loans with Fico scores less than 300 have been eliminated from the average